UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

July 1, 2015
Date of Report (Date of Earliest Event Reported)

The Chemours Company
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36794	46-4845564
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
Of Incorporation)	File Number)	Identification No.)

1007 Market Street
Wilmington, Delaware, 19899
(Address of principal executive offices)

Registrant’s telephone number, including area code: (302) 773-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of prior to the opening of trading on the New York Stock Exchange on July 1, 2015 (the “Effective Date”), E. I. du Pont de Nemours and Company (“DuPont”), completed the previously announced separation of the businesses comprising DuPont's Performance Chemicals reporting segment, and certain other assets and liabilities, into a separate and distinct public company by way of a distribution of all of the then outstanding shares of common stock of The Chemours Company (“Chemours” or the “Company”) through a dividend in-kind of Chemours common stock, par value $0.01 per share, to holders of DuPont common stock, par value $0.30 per share, as of the close of business on June 23, 2015 (the “Record Date”) (the entire transaction being referred to herein as the “Spin-off”). The completion of the Spin-off was announced in a Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (“SEC”) by Chemours on July 1, 2015.

Named Executive Officer Compensation Actions

On July 6, 2015, the Compensation Committee met and considered the compensation levels of the named executive officers included in the Company’s Information Statement, filed as Exhibit 99.1 to the Form 10 filed by the Company with the SEC on June 5, 2015 (the “Information Statement”). The Compensation Committee considered the compensation levels in the context of the following general principles: establishing a strong link between pay and performance; aligning executive and stockholder interests; and reinforcing business strategies and driving long-term sustained stockholder value. Among other factors, including the promotion of individuals into more senior roles effective at the Spin-off, the Compensation Committee reviewed benchmarking data for similar positions at its peer group companies (which are listed in “Compensation Discussion and Analysis—How DuPont Determines Executive Compensation—DuPont Conducts a Competitive Analysis—Peer Group” in the Company’s Information Statement, which section of the Information Statement is incorporated herein by reference). Following the Compensation Committee’s review, it established the following salaries, short-term incentive plan (“STIP”) targets and long-term incentive plan (“LTIP”) targets for the named executive officers, other than Mr. Vergnano. In the case of Mr. Vergnano, the independent members of the Board of Directors considered and approved the target compensation.

Name	Position	Base Salary	STIP Target as a Percentage of Base Salary	LTIP Target
Mark P. Vergnano	President and Chief Executive Officer	$900,000	130%	$3,930,000
Mark E. Newman	Senior Vice President and Chief Financial Officer	$574,000	80%	$1,200,000
E. Bryan Snell	President—Titanium Technologies	$400,000	75%	$800,000
Thierry F.J. Vanlancker(1)	President—Fluoroproducts	$598,799	60%	$371,595
Elizabeth Albright	Senior Vice President Human Resources	$410,000	65%	$500,000
(1) Mr. Vanlancker is paid in Swiss francs (CHF). Unless otherwise noted, compensation amounts have been converted to United States dollars using the foreign exchange rate in effect on July 5, 2015, which was 1.0617.
.

The STIP awards will be payable in cash. The LTIP awards will be payable in equity awards, the form of which will be determined by the Compensation Committee. Both STIP and LTIP award payouts will be based on the achievement of performance goals, which the Compensation Committee will establish. The Compensation Committee and the Board of Directors will continue to review the Company’s compensation programs to ensure alignment with the Company’s compensation philosophy and their view of our business needs and strategic priorities.

Spin-Off Adjustment Awards

In accordance with previously disclosed terms of the Employee Matters Agreement by and between DuPont and Chemours, dated June 26, 2015 (the “Employee Matters Agreement”), our executive officers were entitled to receive equity compensation awards of Chemours in replacement of previously outstanding awards of restricted stock units (“RSUs”), performance stock units (“PSUs”) and stock options granted under various DuPont stock incentive plans prior to the Separation. Upon completion of the Spin-off and in accordance with the Employee Matters Agreement, our executive officers received replacement Chemours RSU and stock option awards in respect of their DuPont RSU and stock option awards. In addition, and in accordance with the Employee Matters Agreement, on July 6, 2015, the Company’s independent members of the Board of Directors and the Compensation Committee of the Board approved the grant of RSUs in replacement of 2013 and 2014 DuPont PSU awards and stock option awards in replacement of 2015 DuPont PSU awards to our President and Chief Executive Officer and other named executive officers, respectively, as follows:

Name	Position	RSUs Replacing 2013 DuPont PSUs	RSUs Replacing 2014 DuPont PSUs	Stock Options Replacing 2015 DuPont PSUs
Mark P. Vergnano	President and Chief Executive Officer	74,592	78,978	331,231
Mark E. Newman	Senior Vice President and Chief Financial Officer	N/A	N/A	197,161
E. Bryan Snell	President—Titanium Technologies	N/A	N/A	N/A
Thierry F.J. Vanlancker	President—Fluoroproducts	11,045	13,168	55,206
Elizabeth Albright	Senior Vice President Human Resources	N/A	N/A	78,865

The awards will vest in accordance with the original vesting schedule of the DuPont PSUs, as follows:

•	RSUs replacing 2013 DuPont PSUs – March 1, 2016

•	RSUs replacing 2014 DuPont PSUs – March 1, 2017

•	Stock options replacing 2015 DuPont PSUs – March 1, 2018

The above awards were granted under the The Chemours Company Equity and Incentive Plan (the “Incentive Plan”). The value of the replacement awards equates to the value of the DuPont PSU awards forfeited by the above officers in connection with the Spin-off, as determined by the Compensation Committee.

Compensation Plans

The Incentive Plan, The Chemours Company Stock Accumulation and Deferred Compensation Plan for Directors (the “Director Deferred Compensation Plan”) and The Chemours Company Management Deferred Compensation Plan (the “Management Deferred Compensation Plan”), which were previously approved by the Company’s Board of Directors, and, in the case of the Incentive Plan, DuPont as the sole stockholder at that time, became effective as of the Effective Date. Set forth below is a brief summary of the terms and conditions of the plans.

The Chemours Company Equity and Incentive Plan. The purpose of the Incentive Plan is to assist in the recruitment and retention of directors and key employees, provide incentives to such individuals in consideration of their services to the Company, promote the growth and success of the Company’s business by aligning the interests of such individuals with those of Chemours shareholders, and provide such individuals with an opportunity to participate in the Company’s growth and financial success. The Incentive Plan also provides for the issuance of equity awards to replace equity awards granted under the equity incentive plans of DuPont, as described below under “Spin-Off Adjustment Awards.” For a further summary of the terms of the Incentive Plan, see “Compensation Discussion and Analysis—The Chemours Company Equity and Incentive Plan” in the Company’s Information Statement, which is incorporated herein by reference. The foregoing description of the terms of the Incentive Plan is qualified in its entirety by reference to the full text of the plan, which is included as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

The Chemours Company Stock Accumulation and Deferred Compensation Plan for Directors. Under the Director Deferred Compensation Plan, a director may defer all or part of the Board retainer and committee chair fees in cash or stock units until retirement as a director or until a specified year after retirement. Interest accrues on deferred cash payments and dividend equivalents accrue on deferred stock units. This deferred compensation is an unsecured obligation of the Company. The foregoing description of the terms of the Director Deferred Compensation Plan is qualified in its entirety by reference to the full text of the plan, which is included as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

The Chemours Company Management Deferred Compensation Plan. The Chemours Company Management Deferred Compensation Plan.  Under the Management Deferred Compensation Plan, participants in the plan may defer base salary, bonus and certain incentive plan awards until a later date. Generally, earnings on nonqualified deferred compensation include returns on notional investments that mirror the investment alternatives available to all employees under the Company’s retirement savings plan.  The foregoing description of the terms of the Management Deferred Compensation Plan is qualified in its entirety by reference to the full text of the plan, which is included as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The exhibit index filed herewith is incorporated herein by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CHEMOURS COMPANY

By:	/s/ David C. Shelton
David C. Shelton
SVP, General Counsel & Corporate Secretary
Date:	July 8, 2015

Exhibit Index

Exhibit Number	Exhibit Description

10.1	The Chemours Company Equity and Incentive Plan (incorporated by reference to Exhibit 4.1 to the Registrant’s Registration Statement on Form S-8 (No. 333-205391))

10.2	The Chemours Company Stock Accumulation and Deferred Compensation Plan for Directors (incorporated by reference to Exhibit 4.1 to the Registrant’s Registration Statement on Form S-8 (No. 333-205392))

10.3	The Chemours Company Management Deferred Compensation Plan (incorporated by reference to Exhibit 4.1 to the Registrant’s Registration Statement on Form S-8 (No. 333-205393))